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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 1998

                             ADMIRALTY BANCORP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                        6712                    22-3543338
----------------------------      ------------         --------------------
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)

     4400 PGA BOULEVARD, SUITE 200, PALM BEACH GARDENS, FLORIDA       33410
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     (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (561)624-4100


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Item 5.  Other Events
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      The Registrant issued a press release announcing it will incur a loss for the year ending December 31, 1998. The remaining details of the press release are incorporated by reference as if set forth at length herein.

Item 7.  Exhibits.
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      The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.      Description
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    99           Press Release announcing Registrant will incur a loss in 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ADMIRALTY BANCORP, INC.
                                  (Registrant)

                                  By: /s/  BRUCE A. MAHON
                                      ---------------------------
                                            BRUCE A. MAHON
                                    Chairman of the Board and C.E.O.

Dated: December 28th, 1998


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                      Page No.
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   99             Press Release announcing Registrant                 5
                  will incur a loss in 1998